UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 29, 2017

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

1213 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On August 29, 2017, the Compensation Committee of the Board of Directors of GSI Technology, Inc., a Delaware corporation (the “Company”) approved the First Amendment to the Company’s Executive Retention and Severance Plan (such plan, the “Severance Plan,” and such amendment, the “Severance Plan Amendment”).  The Severance Plan Amendment extends the expiration date of the Severance Plan from September 30, 2017 to September 30, 2020.

The description of the Severance Plan Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Severance Plan Amendment filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 29, 2017.  At the annual meeting, the matters set forth below were submitted to a vote of the Company’s stockholders.  The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.                                      The Company’s stockholders elected the following seven persons to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withheld	Broker Non-Vote
Jack A. Bradley	13,182,774	449,456	4,225,667
E. Thomas Hart	13,496,878	135,352	4,225,667
Haydn Hsieh	13,500,878	131,352	4,225,667
Ruey L. Lu	13,498,324	133,906	4,225,667
Lee-Lean Shu	13,500,378	131,852	4,225,667
Arthur O. Whipple	13,500,578	131,652	4,225,667
Robert Yau	13,499,778	132,452	4,225,667

2.                                      The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, with the votes cast as follows:

Votes For:	17,826,297
Votes Against:	15,600
Abstentions:	16,000
Broker Non-Votes:	0

3.                                      The Company’s stockholders approved an advisory (non-binding) resolution regarding the fiscal 2017 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company’s proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	13,476,171
Votes Against:	121,005
Abstentions:	35,054
Broker Non-Votes:	4,225,667

4.                                      A majority of the Company’s stockholders indicated on an advisory (non-binding) basis to hold an advisory stockholder vote on executive compensation annually, with the votes cast as follows:

1 Year:	12,426,380
2 Years:	221,135
3 Years:	793,242
Abstentions:	191,473
Broker Non-Votes:	4,225,667

Based on the results of the advisory vote related to the frequency of future advisory stockholder votes to approve executive compensation and other factors, the Company’s Board of Directors determined on August 29, 2017 that the Company will continue to hold future advisory votes to approve executive compensation annually until the next required stockholder vote on the frequency of these votes.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

10.1	First Amendment to the GSI Technology, Inc. Executive Retention and Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2017
GSI Technology, Inc.

	By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer